POWER OF ATTORNEY

Know all by these
presents, that the undersigned hereby constitutes and appoints each of
Jeffrey D. Fisher, Randy C. Martin and Randy
C. Ridenhour, signing singly,
the true and lawful attorney-in-fact
of the undersigned:

    (1) To
execute for and on behalf of the undersigned, in the
        undersigned's
capacity as a director and/or officer of
        Spartech Corporation, a
Delaware corporation (the
        "Company"), Forms 3, 4, and 5 in
accordance with
        Section 16(a) of the Securities Exchange Act of
1934
        and the rules thereunder;

    (2) To do and perform any
and all acts for and on behalf of
        the undersigned which may be
necessary or desirable to
        complete and execute any such Form 3, 4, or 5, complete
        and execute any amendment or amendments thereto, and
        timely file such form with the United States Securities

and Exchange Commission and any stock exchange or
        similar
authority; and

    (3) To take any other action of any type whatsoever in
        connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the
        best interest
of, or legally required by, the
        undersigned, it being understood
that the documents
        executed by such attorney-in-fact on behalf of the
        undersigned pursuant to this Power of Attorney shall be

in such form and shall contain such terms and
        conditions as such
attorney-in-fact may approve in such
        attorney-in-fact's
discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this Power of
Attorney to be executed as of this
16th day of April, 2003.






Signature: /s/ Lloyd E. Campbell


Print Name: Lloyd E. Campbell